EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended June 30, 2006 (the "Report") by People's Liberation, Inc. ("Registrant"), each of the undersigned hereby certifies that:

         1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       to the best of our knowledge, the information contained in the
                  Report  fairly  presents,   in  all  material  respects,   the
                  financial condition and results of operations of Registrant.

Date:  August 14, 2006                /s/ Daniel Guez
                                      -----------------------------------
                                      Daniel Guez
                                      Chief Executive Officer


Date:  August 14, 2006                /s/ Darryn Barber
                                      -----------------------------------
                                      Darryn Barber
                                      Chief Financial Officer